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                                  EXHIBIT 23.0

                          Consent of Radics & Co., LLC



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement No. 333-113302 on Form S-8 of Clifton Savings Bancorp, Inc. of our report dated April 27, 2004, appearing in this annual report on Form 10-K of Clifton Savings Bancorp, Inc. for the year ended March 31, 2004.


/s/ Radics & Co., LLC


Pine Brook, New Jersey
June 29, 2004